Exhibit 10.32

SECOND AMENDMENT TO BERTH RENTAL AGREEMENT

THIS SECOND AMENDMENT TO BERTH RENTAL AGREEMENT is executed this 13th day of August, 1996, by and between BILOXI PORT COMMISSION (“Commission”) and RIVERBOAT CORPORATION OF MISSISSIPPI (“Riverboat”);

W I T N E S S E T H :

WHEREAS, Coastal Cruise Lines, Inc. (“Coastal”) and Commission executed a Berth Rental Agreement dated July 6, 1990 (the “Berth Rental Agreement”); and

WHEREAS, with the consent of the Commission, Coastal assigned all its right, interest in, to and under the Berth Rental Agreement to Riverboat by assignment dated May 12, 1992; and

WHEREAS, the Berth Rental Agreement was amended and restated pursuant to the terms of the Amendment and Restatement of Berth Rental Agreement dated May 12, 1992 (the “Amendment and Restatement of Berth Rental Agreement”); and

WHEREAS, Riverboat has since changed the location of its vessel and the parties desire to execute this agreement for the purpose of substituting the new legal description showing the location of the vessel.

NOW, THEREFORE, the parties agree as follows:

1. Section 1 of the Amendment and Restatement of Berth Rental Agreement is hereby amended to read as follows:

“1.

Berth Rental Agreement. Commission hereby leases to Riverboat and Riverboat hereby leases from Commission, for berth space, all the areas, including the bulkhead, located within Port Cadet Marina, Biloxi, Mississippi on the property described as follows:

Commence at the point of intersection of the South margin of US Highway 90 Service Drive with the West line of Lot 4, Block 5, Summerville Addition to the City of Biloxi, Harrison County, Mississippi, if said West line were extended South; thence run South 0 degrees 20’05” East, along said extended West line of Lot 4, for a distance of 700.06 feet to a point; thence run South 89 degrees 39’55” West, for a distance of 57.23 feet to the POINT OF BEGINNING, said point being on the face of an existing concrete seawall; thence run along the face of said seawall the following bearings and distances, to wit; South 46 degrees 39’41” East, 48.30 feet and South 0 degrees 12’02” East, 157.10 feet to a point; thence run South 88 degrees 27’59” West, for a distance of 201.76 feet to a point on the face of an existing concrete seawall; thence run along the face of said seawall the following bearings and distances, to wit; North 0 degrees 02’42” West, 381.60 feet; South 87 degrees 59’48” East, 8.08 feet; North 01 degree 43’44” West, 14.93 feet; North 44 degrees 25’23” East, 18.43 feet; North 89 degrees 30’00” East, 27.46 feet; South 44 degrees 33’46” East, 18.49 feet; South 0 degrees 07’32” West, 14.79 feet; North 89 degrees 36’36” East, 43.68 feet; South 0 degrees 07’36” East, 186.85 feet and North 89 degrees 31’04” East, 61.30 feet to the POINT OF BEGINNING, containing 59,069 square feet, or 1.36 acres, approximately.

The berthing area shall be used by Riverboat to dock one or more of its vessels on which dockside gaming facilities, including entertainment and ancillary activities, may be operated as well as for any other lawful purposes.”

2. All other provisions of the Amendment and Restatement of Berth Rental Agreement shall remain the same.

IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first above written.

WITNESSES:	BILOXI PORT COMMISSION

Larry Manuel	By:	/s/
Linda Lambert		Sherman Canaan, President

	Attest:	/s/ Laddie Ween
Secretary

WITNESSES:	RIVERBOAT CORPORATION OF MISSISSIPPI, a Mississippi corporation

	By:	/s/ Allan B. Solomon
Allan B. Solomon Executive Vice President

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THIRD AMENDMENT TO BERTH RENTAL AGREEMENT

THIS THIRD AMENDMENT TO BERTH RENTAL AGREEMENT is executed this 14th day of December, 1999, by and between BILOXI PORT COMMISSION (“Commission”) RIVERBOAT CORPORATION OF MISSISSIPPI (“Riverboat”).

W I T N E S S E T H :

WHEREAS, Coastal Cruise Lines, Inc. (“Coastal”) and Commission executed a Berth Rental Agreement dated July 6, 1990 (the “Berth Rental Agreement”); and

WHEREAS, with the consent of Commission, Coastal assigned all its right, interest in, to and under the Berth Rental Agreement to Riverboat by assignment dated May 12, 1991; and

WHEREAS, the Berth Rental Agreement was amended, and restated pursuant to the terms of the Amendment and Restatement of Berth Rental Agreement dated May 12, 1992 (the “Amendment and Restatement of Berth Rental Agreement”); and

WHEREAS, Riverboat changed the location of its vessel and the parties executed a Second; Amendment to Berth Rental Agreement for the purpose of substituting a new legal description showing the location of the vessel; and

WHEREAS, Riverboat has purchased a new vessel and needs to enlarge the area leased under the Berth Rental Agreement to include the areas shown on the plot plan attached hereto as Exhibit A and incorporated by reference herein; and

WHEREAS, Riverboat desires to use the air rights above where the support column is to be constructed for the proposed podium in the area shown on the plot plan attached hereto as Exhibit A and incorporated by reference herein.

NOW, THEREFORE, in consideration of the agreements, representations, warranties and covenants in the Berth Rental Agreement, the parties agree as follows:

1. Modification of Legal Description. On and subject to the terms and conditions herein and under the terms and conditions of the Berth Rental Agreement, which are expressly incorporated herein as if set out in full, the parties agree that the property leased pursuant to the Berth Rental Agreement is fully and accurately described in Exhibit B -1999 - Berth, which is attached hereto, along with the air rights above the property described in Exhibit C. Air Rights, which is attached hereto (the “Leased Premises”).

2. Annual Rent. Section 3 of the Amendment and Restatement of Berth Rental Agreement is hereby amended to read as follows:

3. Rent. Upon opening of the new vessel, the annual rent due and payable during the term of this Agreement shall be the greater of $750,000.00 (the “Annual Base Rent”) or 1% of the gross monthly gaming revenues received by Riverboat from its operations as the Berthing Area, net of the state and local gaming taxes due and payable by Riverboat. The annual rent shall be payable in equal monthly installments in arrears beginning on the first day of each calendar month during the term hereof and continuing on the same day of each and every calendar month thereafter. If the State of Mississippi hereafter shall impose any tax or rent on wetlands and/or public trust tide tideland areas for which Riverboat shall be obligated to make payment, the annual rent due and payable by Riverboat hereunder shall be reduced as of the date on which payment of such tax shall become effective by the lesser of 50% of the annual rent then payable hereunder or 50% of the amount of the tax.

3. Repairs to Seawall and Existing Slips. Riverboat shall be responsible for the costs of all repairs to the seawall and replacement of any slips caused by, or resulting from, the replacement of the existing vessel with the new larger vessel. Commission, however, will have the right to approve the contractors, architects and/or engineers selected by Riverboat in connection with all such repairs and replacements. All repairs, replacements or reconstruction required to be performed by Riverboat will be completed in accordance with specifications approved by Commission. Riverboat agrees to replace any existing slips taken by the relocation of the new vessel to areas designated by Commission, as shown more particularly on Exhibit D attached hereto and incorporated by reference herein.

4. Relocation of Fuel Tanks. Riverboat agrees to relocate the existing fuel tanks and fuel dock shown on the plot plan attached hereto as Exhibit A to areas designated by Commission.

5. Parking. Riverboat agrees that the number of existing parking spaces used by Commission and its tenants and licensees shall not be reduced. Riverboat agrees to construct a minimum of 147 parking spaces in areas designated by Commission 108 of these parking spaces shall be constructed in the area designated for Commission parking shown on Exhibit A upon final approval of the sublease between the City of Biloxi and Riverboat (the “IHL Sublease”), and the location of the remaining 39 spaces shall be designated by Commission six months after the packing garage and related facilities are open.

6. Indemnification. Commission shall not be liable or responsible in anyway for any damages to persons or property sustained in or about the Leased Premises during the term of this agreement or any renewal thereof regardless of how same may be caused, and Riverboat at all times agrees to indemnity and save harmless Commission from all losses, damages, liabilities and expenses, including attorney’s fees, for any damages to parsons or property sustained in or about the Leased Premises. This indemnity shall survive the termination of this agreement.

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7. Full Force and Effect. The Berth Rental Agreement is deemed amended to the extent necessary to give full force and effect to the terms herein only and, in all other respects, including but not limited to Section 4 of the Amendment and Restatement of Berth Rental Agreement dealing with renewal options and increases in Annual Base Rent for such renewal terms, shall remain in full force and affect.

IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first above written.

BILOXI PORT COMMISSION

[SEAL APPEARS HERE]	By:	/s/
J.C. Brashier, Chairman

	Attest:	/s/
Sherman Canaan, Secretary

RIVERBOAT CORPORATION OF MISSISSIPPI,
a Mississippi corporation

	By:	/s/
	Title:	Bill Killduff , VP/GM

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STATE OF MISSISSIPPI

COUNTY OF HARRISON

Personally appeared before me, the undersigned authority in and for the said county and state, on this 14th day of December, 1999, within my jurisdiction, the within named Jim Brashier and Illegible, who acknowledged that they are Chairman and Secretary, respectively, of the Biloxi Port Commission, and that for and on behalf of the said Commission, and as itS act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said Commission so to do.

/s/ Linda Delaney
Notary Public

My Commission Expires:

Illegible 26, 2002

STATE OF MISSISSIPPI

COUNTY OF HARRISON

Personally appeared before me, the undersigned authority in and for the said country and state on this 14th day of December, 1999, within my jurisdiction, the within named Bill Killduff who acknowledged that he is V.P./G.M. of Riverboat Corporation of Mississippi, a Mississippi corporation and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

/s/ Linda Delaney
Notary Public

My Commission Expires:

Illegible 26, 2002

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EXHIBIT A - PLOT PLAN

AREA TO BE EXCAVATED
WHARF AREA
MARINA

TO:69487.5

EXHIBIT B - 1999 - BERTH

LEGAL DESCRIPTION - NEW BERTH AREA

A parcel of land (now or proposed submerged open water bottom) located in the City of Biloxi, Second Judicial District of Harrison County, Mississippi, and being more particularly described as follows:

Commence at the intersection of the South margin of U.S. Highway 90 Service Drive with the West line of Lot 4, Block 5, Summerville Addition to the City of Biloxi, Harrison County, Mississippi; if said West line were extended Southerly; thence South 00 degrees 20 minutes 05 seconds East 522.92 feet; thence North 85 degrees 20 minutes 08 seconds West 82.21 feet to the point of beginning; thence South 00 degrees 16 minutes 50 seconds East 450.31 feet; thence South 89 degrees 43 minutes 10 seconds West 137.00 feet; thence North 00 degrees 16 minutes 50 seconds West 68.93 feet to the face of a concrete bulkhead; thence continue North 00 degrees 16 minutes 50 seconds West 381.07 feet along said outside face of a concrete bulkhead; thence continue along said outside face of a concrete bulkhead in the following six courses: South 87 degrees 51 minutes 57 seconds East 8.13 feet, North 02 degrees 01 minutes 33 seconds West 14.96 feet, North 43 degrees 39 minutes 32 seconds East 18.37 feet, North 89 degrees 29 minutes 36 seconds East 27.50 feet, South 44 degrees 46 minutes 27 seconds East 18.39 feet, South 00 degrees 01 minutes 11 seconds West 14.82 feet; thence North 89 degrees 29 minutes 17 seconds East 76.27 feet along said outside face of a concrete bulkhead and the easterly projection thereof to the point of beginning.

Said parcel of land contains 62,970 square feet or 1.446 acres, more or less.

EXHIBIT C - AIR RIGHTS / SUPPORT COLUMN

LEGAL DESCRIPTION - AIR RIGHTS

A parcel of land located in the City of Biloxi, Second Judicial District of Harrison County, Mississippi, and being more particularly described as follows:

Commence at the intersection of the South margin of U.S. Highway 90 Service Drive with the West line of Lot 4, Block 5, Summerville Addition to the City of Biloxi, Harrison County, Mississippi, if said West line extended Southerly; thence South 00 degrees 20 minutes 05 seconds East 522.92 feet; thence North 85 degrees 20 minutes 08 seconds West 82.21 feet to a point on the proposed outside face of a new bulkhead; thence South 00 degrees 16 minutes 50 seconds East 186.72 feet along said proposed outside face of a new bulkhead and the point of beginning; thence North 89 degrees 09 minutes 45 seconds East 29.01 feet along the outside face of a bulkhead; thence South 46 degrees 02 minutes 47 seconds East 47.90 feet along the outside face of a bulkhead; thence South 00 degrees 28 minutes 25 seconds East 156.46 feet along the outside face of a bulkhead; thence South 45 degrees 09 minutes 25 seconds West 50.29 feet; thence South 89 degrees 32 minutes 54 seconds West 28.02 feet; thence North 00 degrees 16 minutes 50 seconds West 224.96 feet the point of beginning.

Said parcel contains 13,109 square feet or 0.301 acres, more or less.

MICHAEL F. CAVANAUGH LAWYER 998 HOWARD AVENUE
P. O. DRAWER 1911 BILOXI, MS 39533-1911	BILOXI, MISSISSIPPI 38530	TELEPHONE (228) 374-2247 TELECOPIER (228) 374-2252 Illegible

December 14, 1999

Biloxi Port Commission

Biloxi Small Craft Harbor

Biloxi, Mississippi

Re: Isle of Capri Berth Rental Agreement

Gentlemen:

Please accept this letter as an addendum to the Third Amended Berth Rental Agreement approved by you this morning. By this letter and the execution of the Third Amendment to the Birth Rental Agreement, Riverboat Corporation Of Mississippi agrees and acknowledges that the cost of iving increase provision remains in full force and effect.

Your assistance and cooperation in this matter has been greatly appreciated.

Sincerely,

/s/ Michael F. Cavanaugh
Michael F. Cavanaugh

cc:	William L. Denton, Esq.

Jean M. Hogan, Esq.

Mr. Bill Kilduff

Isle of Capri Casino
BILOXI, MISSISSIPPI
U.S. HIGHWAY 90

ISLE OF CAPRI CASINO

BERTH RENTAL AGREEMENT WITH BILOXI PORT COMMISSION

BILOXI, MISSISSIPPI

EXHIBIT A FOR PORT LEASE AGREEMENT

BROWN & MITCHELL, INC.

Engineers & Environmental Consultants

Sheet 1 of 1

ISLE OF CAPRI CASINOS, INC.

RIVERBOAT CORPORATION OF MISSISSIPPI

October 17, 2006

To:	City of Biloxi, Mississippi
Biloxi, MS

Re:	Amendment and Restatement of Berth Rental Agreement

Ladies and Gentlemen:

Reference is made to the Amendment and Restatement of Berth Rental Agreement dated May 12, 1992 between the Biloxi Port Commission (“BPC”) and Riverboat Corporation of Mississippi (“RCM”), as amended by the Second Amendment to Berth Rental Agreement (as amended, the “Berth Rental Agreement”).

This will confirm the following agreement of the City of Biloxi, Mississippi (“City”) and RCM:

1. The City is the successor in interest of the BPC, and accordingly all references in the Berth Rental Agreement to BPC shall be deemed to refer to City.

2. For purposes of the Berth Rental Agreement, RCM’s plans on the Leased Premises to fill in the berth therein located and to construct improvements thereon will be deemed to constitute the vessel previously contemplated to be used therein, and subsequently the use thereof for gaming purposes or otherwise in connection with gaming shall be deemed to be the operation of a vessel otherwise contemplated under the Berth Rental Agreement, including without limitation Section 3 thereof concerning rent.

3. This agreement may be signed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

IN WITNESS WHEREOF, this agreement has been executed and delivered as of the date first above written.

Very truly yours,

RIVERBOAT CORPORATION OF MISSISSIPPI

By:	/s/
Timothy M. Hinkley, President

ACCEPTED AND AGREED:

CITY OF BILOXI

By:	/s/
A. J. Holloway, Mayor

Attest:

/s/
Municipal Clerk